UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven AvenueOntario, California 91764

        (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On July 20, 2005, CVB Financial Corp. issued a press release setting forth its second quarter ending June 30, 2005 earnings. A copy of this press release is attached hereto as Exhibit 99.1, incorporated herein by reference. This press release includes certain non-GAAP financial measures. A reconciliation of these measures to the most comparable GAAP measures is included as part of Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: August 1, 2005	By: /s/ Edward J. Biebrich Jr. Edward J. Biebrich Jr., Executive Vice President and Chief Financial Officer

Exhibit Index

99.1 Press Release, dated July 20, 2005